UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 10, 2011
(January 5, 2011)

Commission File Number 333-145882

Go Solar USA, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada	27-1753019
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue
Suite 2500
New Orleans, Louisiana	70170
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (504) 582-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

Go Solar USA, Inc. (referred to in this Current Report on Form 8-K as “we” or the “Company”) desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  This report contains a number of forward-looking statements that reflect management’s current views and expectations with respect to our business, strategies, future results and events and financial performance.  All statements made in this annual report other than statements of historical fact, including statements that address operating performance, events or developments that management expects or anticipates will or may occur in the future, including statements related to future cash flows, revenues, profitability, adequacy of funds from operations, statements expressing general optimism about future operating results and non-historical information, are forward-looking statements.  In particular, the words “believe,” “expect,” “intend,” “ anticipate,” “estimate,” “may,” “will,” and variations of such words and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that a statement is not forward-looking.  These forward-looking statements are subject to certain risks and uncertainties, including those discussed below.  Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by the forward-looking statements contained herein.  We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

Readers should not place undue reliance on forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below) and apply only as of the date of this report.  Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, the forward-looking statements contained herein.  Factors that could cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in our 10-Q, and the risks discussed in our press releases and other communications to shareholders issued by us from time to time, which attempt to advise interested parties of the risks and factors that may affect our business.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 8.01:	OTHER EVENTS.

On January 5, 2011, we signed a profit participation agreement (the “PPA”) with Xiamen Solar Electronics (“XSE”), a Chinese company.  XSE is in the business of developing wireless energy sources and other energy technology.  Under the terms of the PPA, we have the right to receive 5% of net profits generated and realized by XSE and determined on a quarterly basis, exclusive of any net profit generated from our distribution agreement with XSE.  In addition, we will receive exclusive distribution rights of the Volt Technology for North America for a period of three years subject to quotas as set forth in the agreement.  We have agreed to pay $66,000 in exchange for these rights.  We will pay $33,000 within 10 days of signing the PPA and the remaining $33,000 within 30 days.

ITEM 9.01:	EXHIBITS

Exhibits

Exhibit Number	Description

2.5	Profit Participation Agreement, dated January 5, 2011, by and between Go Solar USA, Inc. and Xiamen Solar Electronics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 10, 2011	Go Solar USA, Inc.

By: /s/ Tyson Rohde
Tyson Rohde
Chief Executive Officer